SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2010

GREEN EARTH TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-53797	26-0755102
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 Stamford Landing, Suite 200, Stamford, Connecticut 06902
(Address of principal executive office) (Zip Code)

(877) 438-4761
Registrant's telephone number, including area code

                    N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events.

     On February 22, 2010, Green Earth Technologies, Inc. (“GET”) received a Plaintiff’s Notice of Dismissal from the United States District Court, Western District of Oklahoma, stating that Bio Tec has dismissed its action against GET without prejudice.

      GET’s action against Bio Tec, which was commenced on December 21, 2009 in the United States District Court for the Southern District of New York, remains ongoing.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN EARTH TECHNOLOGIES, INC.

	By:	/s/ Greg Adams
Greg Adams
Chief Financial Officer

Dated: February 26, 2010